Exhibit 10.1


                         [SYNOVICS PHARMACEUTICALS LOGO]


                                 April 20, 2007

Mr. Harcharan Singh
c/o Glopec International, Inc.
10 Waterloo Court
Thornhill, Ontario  L3T 6L9
Canada

Dear Mr. Singh:

         We are pleased to set forth the terms of the retention of Harcharan Singh ("SINGH" or "YOU") by Synovics Pharmaceuticals, Inc., a Nevada corporation (collectively with its affiliates, the "COMPANY") in this letter agreement ("AGREEMENT").

1) During the Term (as hereinafter defined), Singh shall, on a non-exclusive basis, render the following services to the Company:

     a) Singh will assist the Company in procuring products for current and future over-the-counter formulations for manufacture at the Company and its subsidiaries and will assist in procuring replacement sources for raw materials and finished tablets in bulk for current products and new products. The Company hereby agrees that Singh shall be entitled to recommend products and services from persons or entities to which he is, directly or indirectly, associated; provided that in such event Singh shall fully disclose to the Company the nature of his relationship with such persons or entities, it being understood that the Company shall make the final determination as to whether to enter into any transaction with such persons or entities;

     b) Singh will introduce to Synovics abbreviated new drug application, or ANDA, opportunities of products pre-approved and to be approved;

     c)   Singh will render strategic consulting services;

     d) Singh may identify and bring to Synovics merger and acquisition opportunities; and

     e) Singh will from time to time use his commercially reasonable efforts to make himself available, as reasonably requested by the Company to meet with strategic investors, prospective investors, or others as requested who may be potentially beneficial to the Company.

Further, subject to applicable laws and the fiduciary duties and requirements of the directors and management of Synovics, you shall be, invited to attend, speak at, be heard, and observe, but not vote at, every meeting of the board of directors and each committee thereof, including the executive committee.

2) In connection with Singh's activities on the Company's behalf, Singh will familiarize himself with the business, operations, properties, financial condition, and prospects of the Company. In connection with Singh's role as the Company's advisor, the Company would expect his services to include such additional advisory and related services as may be mutually agreed upon by you and the Company. Your retention by the Company as an advisor as described herein shall be for a period of three years from the date hereof, unless sooner terminated pursuant to the terms hereof, which term shall renew automatically for a successive periods of one year unless either party shall give written


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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 2


     notice to the other to the contrary at least 30 days prior to the end of the term of this Agreement (the "TERM"), or any successive term.

3) In connection with Singh's activities on the Company's behalf, the Company will cooperate with Singh and will furnish Singh with all information and data concerning the Company, including the audited and unaudited financial statements of the Company and its subsidiaries, on a consolidated and non-consolidated basis, and including management reports and working papers (collectively, the "INFORMATION") which Singh deems appropriate and will provide Singh with access to the Company's managers, members, officers, directors, employees, independent accountants, legal counsel, consultants, and representatives. The Company represents and warrants that all
     Information made available to Singh by the Company will, at all times during the period of engagement of Singh hereunder, be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company further represents and warrants that any projections provided by it to Singh will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that, in rendering his services hereunder, Singh will be using and relying on the Information without independent verification thereof by Singh or independent appraisal by Singh of any of the Company's assets. Singh does not assume responsibility for any information regarding the Company. Any advice rendered by Singh pursuant to this Agreement may not be disclosed publicly without Singh's prior written consent. The Information provided pursuant to this Paragraph 3 shall be subject to the confidentiality provisions set forth in Paragraph 8 below.

4)   In consideration of his services pursuant to this Agreement, Singh shall be
     entitled  to  receive,   and  the  Company  agrees  to  provide  to  Singh,
     compensation on the following terms:

     a) (i) Upon the execution hereof, the Company shall issue to Singh 2,000,000 shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company and warrants (the "INITIAL CONSULTING WARRANTS") to acquire an aggregate of 1,000,000 shares of Common Stock.

          (ii) If the Company shall, at any time during the Term (or any successive term) and irrespective of whether or not you are at such time providing services to the Company pursuant to the terms of this Agreement, achieve annual earnings before interest, taxes, depreciation and amortization ("EBITDA") of US$20,000,000 (the "EBITDA THRESHOLD") or more on a consolidated basis, the Company shall issue to Singh an additional 1,000,000 shares of Common Stock and warrants (the "CONTINGENT CONSULTING WARRANTS", and, together with the Initial Consulting Warrants, the "CONSULTING WARRANTS") to acquire an additional 500,000 shares of Common Stock. EBITDA shall be determined in accordance with generally accepted accounting principles in effect in the United States and shall be determined on a basis consistent with the audited financial statements of Synovics.


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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 3


          (iii) The Corporation shall set aside such number of shares of Common Stock as is necessary to issue the shares of Common Stock set out in Sections 4(a)(i) and (ii), including, resulting upon the conversion of all of the Consulting Warrants, and when such Common Stock is issued upon receipt of the consideration payable upon conversion of the Consulting Warrants, such Common Stock shall be fully paid and non-assessable.

          (iv) A consulting fee in the amount of $10,000 per month during the Term (and any successive term), payable in arrears with the first payment being due May 31, 2007.

     b) The Initial Consulting Warrants shall be deemed to be vested on the date hereof and shall be exercisable, in whole or in part, from time to time, at the exercise price of $2.00 per share (the "INITIAL CONSULTING WARRANT EXERCISE PRICE") and on a net issuance or "cashless" basis until the date which is the seventh anniversary of the date hereof. The Initial Consulting Warrant Exercise Price and the number of shares subject thereto shall be subject to adjustment in the event of stock splits, stock dividends, reverse stock splits, and similar events, and, additionally, in the case of a Change of Control (as defined in the Consulting Warrants). The Contingent Consulting Warrants shall be deemed vested on the date hereof and will be exercisable, in whole or in part, from time to time, after the EBITDA Threshold is met at the exercise price of $2.00 per share (the "CONTINGENT WARRANT EXERCISE PRICE") and on a net issuance or "cashless" basis until the date which is the seventh anniversary of the date of the EBITDA Threshold being met, if at all. The Contingent Warrant Exercise Price and the number of shares subject thereto shall be subject to adjustment in the event of stock splits, stock dividends, reverse stock splits, and similar events, and, additionally, in the case of a Change of Control (as defined in the Consulting Warrants). The terms of the Consulting Warrants shall be in the form attached hereto as ANNEX B.

     c) The securities referenced herein may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, (the "SECURITIES ACT") and applicable state securities laws, pursuant to registration or exemption therefrom.

     d) In the event this Agreement is terminated by the Company prior to the expiry of its Term, or any successive term, for any reason whatsoever, absent only fraud committed by you against the Company or your intentional misconduct or gross negligence in the performance of your duties hereunder, in addition to any other fees you are, or shall be entitled to under this Agreement, you shall be entitled to termination fee equal to $120,000 (the "Early Termination Fee"). The Early Termination Fee will be paid in one lump sum upon the date this Agreement is terminated.

     e) In the event of a Change of Control (as defined in the Consulting Warrants), in addition to any other fees you are, or shall, be entitled to under this Agreement, you will be entitled to a fee equal to $250,000. Such fee to be payable upon the earlier of the closing or completion of the event resulting in the Change of Control (as defined in the Consulting Warrants).

     f) Singh shall be entitled to piggyback registration rights with respect to the shares of Common Stock granted in Section 4(a)(i) and the shares of Common Stock underlying the Initial Consulting Warrants granted in Section 4(a)(i) (collectively the "NON-CONTINGENT REGISTRABLE


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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 4


          SECURITIES) (as defined below), on terms set forth in Section B of the Definitive Subscription Agreement dated March 12, 2007, as supplemented (the "SUBSCRIPTION AGREEMENT"), a copy of which Subscription Agreement has been provided to Singh by the Company, as if the reference to "Shares" contained in Section B of the Subscription Agreement referred to the shares of Common Stock granted in Section 4(a)(i), as if the reference to "Warrants" contained in Section B of the Subscription Agreement referred to the Initial Consulting Warrants and as if the reference to "Purchasers" contained in Section B of the Subscription Agreement included Singh MUTATIS MUTANDIS. Notwithstanding the aforesaid, in the event that the Securities and Exchange Commission (the "SEC") shall for any reason require or request the Company to reduce or exclude the Non-Contingent Registrable Securities covered in the Mandatory Registration Statement (as defined in Section B of the Subscription Agreement) filed with the SEC, the number of Non-Contingent Registrable Securities will be reduced or excluded in accordance with the guidance of the SEC. In such event, at such time that the Company files its first subsequent registration statement on an appropriate form covering the resale of the Company's Common Stock of any person or entity on an appropriate form, the Company shall, subject to the registration rights of any other party, include in such registration statement the Non-Contingent Registrable Securities not included in the Mandatory Registration Statement to the maximum extent possible permitted by the SEC and in accordance with any SEC requests or guidance.

     (g) If the additional shares of Common Stock referred to in Section 4(a)(ii) and the Contingent Consulting Warrants are issued to Singh pursuant to Section 4(a)(ii), then the next time the Company proposes to file a registration statement ("CONTINGENT PIGGYBACK REGISTRATION STATEMENT"), whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of shares (other than in connection with a registration statement on Forms S-4 or S-8 or any other inapplicable form) the Company shall, subject to any registration rights of any other party, give Singh, written notice of such proposed filing promptly, but in any case at least twenty (20) days before the anticipated filing. The notice referred to in the preceding sentence shall offer Singh the opportunity to register such amount of Contingent Registrable Securities (as defined below) as he may request (a "CONTINGENT PIGGYBACK REGISTRATION"). Subject to this section 4(g), the Company will include in each such Contingent Piggyback Registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein) all Contingent Registrable Securities with respect to which the Company has received written request from Singh for inclusion therein within twenty (20) days after the written notice from the Company is given.

          In the event the Contingent Piggyback Registration is an underwritten public offering, Singh agrees to enter into and perform his obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          It shall be a condition precedent to the obligations of the Company to complete the Contingent Piggyback Registration with respect to the Contingent Registrable Securities that Singh shall furnish to the Company such information regarding himself, the Contingent Registrable Securities held by him and the intended method of disposition of the Contingent Registrable Securities held by him as shall be reasonably required to effect the registration of such Contingent Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.


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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 5


          Notwithstanding the foregoing, (i) if any underwriter shall determine in good faith and advise the Company in writing that the distribution of the Contingent Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then Singh shall withdraw the shares from the Contingent Piggyback Registration, (ii) the Company shall not be required to file a registration statement to include shares pursuant to this section 4(g) if an opinion of counsel, reasonably satisfactory to counsel for the Company, that the shares proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Securities Act, shall have been delivered to counsel for the Company, and (iii) in the event that SEC shall for any reason require or request the Company to reduce or exclude the Contingent Registrable Securities covered in the Contingent Piggyback Registration Statement filed with the SEC, the number of Contingent Registrable Securities will be reduced or excluded in accordance with the guidance of the SEC; PROVIDED that at such time that the Company files its first subsequent registration statement covering the resale of the Company's Common Stock of any person or entity on an appropriate form, the Company shall, subject to the registration rights of any other party, include in such registration statement the Contingent Registrable
          Securities not included in the Contingent Piggyback Registration Statement to the maximum extent possible permitted by the SEC and in accordance with any SEC requests or guidance.

          "Contingent Registrable Securities" means the additional shares of Common Stock referred to in Section 4(a)(ii) and the shares of Common Stock issuable upon exercise of the Contingent Consulting Warrants and any securities issued upon any stock split or stock dividend in respect thereof; provided, however, that with respect to any particular Contingent Registrable Security, such security shall cease to be a Contingent Registrable Security when, as of the date of determination; (a) it has been effectively registered under the Securities Act and disposed of pursuant thereto; (b) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (c) it has ceased to be outstanding.

5) In addition to the fees described in Paragraph 4 above, the Company agrees to promptly reimburse Singh for expenses incurred in connection with his services hereunder when incurred or promptly thereafter, provided that expenses which individually are greater than $2500 shall have been approved in advance by the Company, and that all such expenses have been submitted in a manner consistent with the documentation practices and procedures of the Company.

6) The Corporation hereby represents and warrants, and understands that Singh is relying on the truth and accuracy of the Company's representations and warranties, as follows:

     a) The Company has all requisite right, power and authority and full legal capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated herein;

     b) This Agreement when executed by the parties hereto, will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium


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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 6


          or similar laws affecting creditors' rights and remedies generally and by general equitable principles; and

     c) The authorized capital of the Company on the date hereof consists only of (A) Common Stock, of which 27,582,127 shares of Common Stock are issued and outstanding as of the date hereof; and (B) Series A
          Convertible Preferred Stock, par value $0.001 per share, of which 591,850 shares of Series A Convertible Preferred Stock are issued and outstanding as of the date hereof. The issuance of the shares of Common Stock, including the issuance of shares of Common Stock issuable upon conversion of the Consulting Warrants have been duly authorized by all necessary corporation action on the part of the Company, and each share of Common Stock, when issued and delivered to, and in the case of the shares of Common Stock issuable upon payment of the consideration payable therefor in accordance with the terms of the Consulting Warrants, will be validly issued, fully paid and non-assessable and free of any preemptive rights.

7) The Company agrees to indemnify Singh in accordance with the indemnification provisions (the "INDEMNIFICATION PROVISIONS") attached to in this Agreement as Annex A, which Indemnification Provisions are incorporated herein and made a part hereof.

8)   As a result of the services to be rendered by you to the Company:

     a) Singh will be given access to material non-public information relating to the Company, including the financial statements and management reports of the Company and each of its subsidiaries ("CONFIDENTIAL INFORMATION"). You shall treat any information concerning the Company (whether oral or written and whether prepared by or on behalf of the Company) which is furnished by or on behalf of the Company as confidential and proprietary. Such Confidential Information shall include any documents or other information previously supplied by or on behalf of the Company, and shall also include information prepared by you based on such Confidential Information. Such Confidential Information does not include information which (i) becomes generally available to the public other than as a result of a disclosure by the Company or its directors, officers, affiliates or employees, (ii) becomes available to you on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not bound by a confidentiality agreement with the Company or a third party, or (iii) has been independently developed by Singh.

     b) Singh hereby agrees that the Confidential Information will be used solely for the purpose of assisting the Company, and that such information will be kept confidential by Singh and by all persons who receive such Confidential Information directly or indirectly from Singh, which persons shall be limited to only those of either Singh's employees and advisors who need to know such information and who will use such information solely for the purpose of assisting the Company. Any such person to whom Confidential Information is disclosed directly or indirectly by a party shall be informed by such party of the confidential nature of such information and shall be directed to treat such information confidentially.

     c) In the event that Singh or his representatives become legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) or otherwise believes it is required by law to disclose any of the Confidential Information, Singh agrees that he or his representatives, as the case may be, will provide the

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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 7


          Company with prompt written notice of such request(s) so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, Singh agrees that he will furnish only that portion of the Confidential Information and other information which he is legally required and will exercise all commercially reasonable efforts, and at the cost and expense of the Company, to obtain reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information and other information which is being disclosed.

     d) At the request of the Company, Singh shall promptly return to the Company all written Confidential Information and any other written material containing any information in or derived from the Confidential Information, and will not retain any copies, extracts or other reproductions in whole or part of such written material.

     e) It is understood that the Company would sustain irreparable injury in the event of a breach of this Agreement. Accordingly, in the event of any such breach, the Company will be entitled to seek and obtain immediate injunctive relief. Nothing herein shall limit any legal or equitable right otherwise available to the Company, including, but not limited to, rights relating to trade secrets or intellectual property.

9) The Company may terminate this Agreement at any time upon 30 days' prior written notice, without liability or continuing obligation, except as set forth in the following sentence. Neither termination of this Agreement nor completion of the assignment contemplated hereby shall affect: (i) any compensation earned by Singh up to the date of termination or completion, as the case may be, pursuant to Paragraph 4(a) hereof. For the purposes of greater clarity, (A) Singh shall be deemed to have earned the full amount of 2,000,000 shares of Common Stock set out in Section 4(a)(i) and the Initial Consulting Warrants set out in 4(a)(i); and (B) Singh shall be deemed to have earned the full amount of the 1,000,000 shares of Common Stock set out in Section 4(a)(ii) as well as the Contingent Consulting Warrants set out in Section 4(a)(ii), except that Singh's entitlement to the said 1,000,000 shares of Common Stock and Contingent Consulting Warrants is dependent upon the Company achieving the milestone set forth in
     Section 4(a)(ii) during the three years from the date hereof or any successive renewal period pursuant to Section 2; (ii) the reimbursement of expenses incurred by Singh up to the date of termination or completion, as the case may be, (iii) the following provisions: Paragraphs 4(b), 4(c), 4(d), 4(f), 7, 8, 9 and 10 of this Agreement and (iv) the Indemnification Provisions attached as Annex A hereto which are incorporated herein, all of which shall remain operative and in full force and effect.

10) The validity and interpretation of this Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be fully performed therein. The Company irrevocably submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against the Company and (i) hereby irrevocably agrees that all claims in respect of any such suit, action, or proceeding may be heard and determined in any such court and (ii) to the extent that the Company has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company hereby waives, to the fullest extent permitted by law, such immunity. The Company hereby waives, and agrees not to


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SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 8


     assert in any such suit, action, or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) the Company is not personally subject to the jurisdiction of any such court, (b) the Company is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to the Company's property or (c) any such suit, action, or proceeding is brought in an inconvenient forum.

11) The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

12) All dollar amounts referenced herein shall be references to United States of America dollars.

13) It is the express intention of the parties that Singh render his services hereunder in the capacity of an independent contractor and that the Company shall not have the right to direct, control or supervise Singh in the performance of such services. In keeping with this status, Singh shall be free to control his method of work within the framework of his obligation to the Company. Singh shall not be treated as an employee, officer, agent, joint venture or representative of the Company for any purpose, and Singh shall not participate in or have any rights under any employee benefit plans or other compensation arrangements maintained by the Company for its employees. It is also understood that Singh shall not have the power or authority to supervise, direct or manage any employee of the Company, or to enter into contracts on behalf of the Company or to borrow or incur debts or liabilities on behalf of the Company of any kind or nature whatsoever. Singh shall be responsible for obtaining all necessary licenses, permits and visas for the conduct of his business and in all other ways to fully comply with the requirements of applicable laws.

14) Singh acknowledges that all payments to be made hereunder shall be made without any deduction by the Company for federal, state and local payroll, withholding and social security taxes, or any unemployment and workers' compensation insurance costs, all of which taxes and deductions shall remain the exclusive responsibility of Singh.

15) For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed, including by facsimile, by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended except in writing signed by the parties hereto.

16) The Company covenants to Singh that within seven (7) days from the mutual execution of this Agreement, the Company will deliver to Singh a customary opinion of Company's counsel for this type of transaction in such form to be mutually agreed upon between the Company and Singh.

     If the foregoing correctly sets forth our Agreement, please sign the enclosed copy of this letter in the space provided and return it to us.

SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 9


                                             Very truly yours,

                                             SYNOVICS PHARMACEUTICALS, INC.



                                             BY: /S/ RONALD LANE
                                                 -----------------------------
                                                 NAME: RONALD LANE
                                                 TITLE: DIRECTOR AND PRESIDENT

CONFIRMED AND AGREED TO:
THIS _20TH  DAY OF APRIL, 2007



/S/ HARCHARAN SINGH
-------------------
HARCHARAN SINGH

SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 10



                                                                         ANNEX A

                           INDEMNIFICATION PROVISIONS



         Synovics Pharmaceuticals, Inc. (the "COMPANY") agrees to indemnify and hold harmless Harcharan Singh ("SINGH") against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements (and any and all actions, suits, proceedings, and investigations in respect thereof and any and all legal and other costs, expenses, and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation the costs, expenses, and disbursements, as and when incurred, of investigating, preparing, or defending any such action, suit, proceeding, or investigation (whether or not in connection with litigation in which Singh is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with Singh's acting for the Company, including, without limitation, any act or omission by Singh in connection with his acceptance of or the performance or non-performance of his obligations under the letter agreement dated April 20, 2007, between Singh and the Company, as it may be amended from time to time (the "AGREEMENT"); PROVIDED, HOWEVER, such indemnity agreement shall not apply to any portion of any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense, or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the willful misconduct of Singh. The Company also agrees that Singh shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement of Singh, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from Singh's willful misconduct.

         These Indemnification Provisions shall be in addition to any liability which the Company may otherwise have to Singh or the persons indemnified below in this sentence and shall extend to the following: Singh, his affiliated entities, directors, officers, employees, legal counsel, agents, and controlling persons (within the meaning of the federal securities laws). All references to Singh in these Indemnification Provisions shall be understood to include any and all of the foregoing. The parties agree that Singh holds the benefit of the provisions of these Indemnification Provisions in trust for each of the persons named in this paragraph and each of the said persons shall be entitled to enforce the covenants contained herein for and on their own behalf.

SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 11


         If any action, suit, proceeding, or investigation is commenced, as to which Singh proposes to demand indemnification, he shall notify the Company with reasonable promptness; PROVIDED, HOWEVER, that any failure by Singh to notify the Company shall not relieve the Company from its obligations hereunder. Singh shall have the right to retain counsel of his own choice to represent him, and the Company shall pay the fees, expenses, and disbursements of such counsel; and such counsel shall, to extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against Singh made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of Singh, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise, or consent includes, as an unconditional term thereof, the giving by the claimant to Singh of an unconditional release from all liability in respect of such claim.

         In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these Indemnification Provisions is made, but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and Singh, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements to which the indemnified persons may be subject in accordance with the relative benefits received by the Company, on the one hand, and Singh, on the other hand, and also the relative fault of the Company, on the one hand, and Singh on the other hand, in connection with the statements, acts, or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, or disbursements and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, Singh shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by Singh pursuant to the Agreement.

         Neither termination nor completion of the engagement of Singh referred to above shall affect these Indemnification Provisions which shall then remain operative and in full force and effect.

SYNOVICS PHARMACEUTICALS, INC.

HARCHARAN SINGH
APRIL 20, 2007
PAGE 12



                                                                         ANNEX B


NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH
COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED,
ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


                         SYNOVICS PHARMACEUTICALS, INC.

                          WARRANTS FOR THE PURCHASE OF
               SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE

NO.


         THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received, _______________________, a ____________________ (the "HOLDER") is entitled to subscribe for, and purchase from, SYNOVICS PHARMACEUTICALS, INC., a Nevada corporation (the "COMPANY"), upon the terms and conditions set forth herein, at any time or from time to time on or after ________ (the "EFFECTIVE TIME") until 5:00 P.M. New York City local time on the seventh anniversary of the Effective Time (the "EXERCISE PERIOD"), up to an aggregate of ______________ shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company. This Warrant is initially exercisable at $2.00 per share; provided, however, that upon the occurrence of any of the events specified in Section 9 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "EXERCISE PRICE" shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

         As used herein, the term "THIS WARRANT" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a "WARRANT SHARE".

         1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Effective Time and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for an aggregate of ________ fully paid and nonassessable shares of Common Stock for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 2575 East Camelback Road Suite 450, Phoenix, Arizona 85016, or at such other place as is designated in writing by the Company, of:

            (i) a  completed  Election  to  Purchase,  in the form set  forth in
         EXHIBIT I, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

            (ii) this Warrant;

            (iii) if this Warrant is not registered in the name of the initial registered Holder, an assignment in the form set forth in EXHIBIT III hereto evidencing the assignment of this Warrant to the current Holder; and

            (iv) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder's option, (A) a certified or bank cashier's check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

         (b) Additionally, the Holder may exercise this Warrant by delivery to the Company at its office at 2575 East Camelback Road Suite 450, Phoenix, Arizona 85016, or at such other place as is designated in writing by the Company, of:

            (i) a completed Notice to Exercise (Cashless), in the form set forth in EXHIBIT II, executed by the Holder exercising all or part of the exchange rights represented by this Warrant;

            (ii) this Warrant; and

            (iii) if this Warrant is not registered in the name of the initial registered Holder, an assignment in the form set forth in EXHIBIT III hereto evidencing the assignment of this Warrant to the current Holder;

         Such presentation and delivery (a "CASHLESS EXERCISE") shall be deemed a waiver of the Holder's obligation to pay the Exercise Price or, in the case of a partial exercise of this Warrant, of the portion of the Exercise Price that would otherwise be payable in connection with such partial exercise. Upon such presentation and delivery in connection with a Cashless Exercise, the number of Warrant Shares subject to this Warrant shall be reduced by the number of Warrant Shares specified on the Notice to Exercise (Cashless) form, and in exchange for such reduction the Holder shall receive the number of Warrant Shares, as the case may be, specified on the Notice to Exercise (Cashless) form (up to the total number of Warrant Shares which are subject to this Warrant) multiplied by a fraction, the numerator of which shall be the excess of the then Fair Market Value per Warrant Share over the Exercise Price, and the denominator of which shall be the then Fair Market Value per Warrant Share.

         (c) As used herein "FAIR MARKET VALUE" of a security shall mean, on any given day, the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed on such day, or, if there has been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and asked prices quoted on the over-the-counter bulletin board (the "OTCBB") as of 4:00 P.M., New York time, or, if on such day such security is not quoted on the OTCBB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the PinkSheet, LLC, or any similar successor organization or on any exchange on which the Common Stock is then listed. If at any time such security is not listed on any securities exchange or quoted on the OTCBB or the over-the-counter market, the "Fair Market Value" shall be as determined by the Board of Directors in good faith, absent manifest error.

         (d) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise in an amount equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value on the date of exercise. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be the person or persons entitled to receive the Warrant Shares issuable upon exercise of this Warrant shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the close of business on the date of the surrender of this Warrant and full payment of the Exercise Price.

         (e) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

         2. Intentionally Deleted.

         3. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

         4. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "WARRANT REGISTER") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, notwithstanding any notice to the contrary except as provided herein. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act, and the rules and regulations thereunder.

         5. The Company shall pay all federal and state taxes (other than taxes on income of the Holder), documentary taxes, stamp taxes, if any, and other governmental charges that may be imposed upon the issuance or delivery of this Warrant or upon the issuance or delivery of Warrant Shares upon the exercise of this Warrant, PROVIDED, HOWEVER, that the Company shall not be required to pay any taxes payable in connection with any transfer involved in the issuance or delivery of any Warrants or Warrant Shares in a name other than that of the Holder in respect of which such Warrant Shares are issued. The Company may refuse to deliver the certificates representing the Warrant Shares being issued in a name other than the Holder's name until the Company receives a sum sufficient to pay any tax that will be due because such shares are to be issued in a name other than the Holder's name.

         6. (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

         (b) The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company's securities issuable upon the exercise of this Warrant. The
Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes and shall provide or otherwise make available any cash that may be payable as provided in
Section 11 hereof.

         (c) The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant; but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         7. The Company will obtain and keep effective any and all authorizations, permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant.

         8. If the Company purchases or otherwise acquires this Warrant, the Company shall cancel this Warrant, and any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.


         9. The Exercise Price for the Warrants in effect from time to time, and the number of Warrant Shares issuable upon exercise of the Warrants, shall be subject to adjustment as follows:

         (a) If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or
(D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         (b) If at any time or from time to time after the original issuance date of this Warrant, shall distribute to all holders of Common Stock (and not to Holder of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 9(a)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Fair Market Value determined as of the record date mentioned above, and of which the numerator shall be such Fair Market Value on such record date less the then per share Fair Market Value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

         (c) (A) If the Company at any time and from time to time shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock Equivalents (as defined below) entitling any person or entity to acquire shares of Common Stock, at an effective price per share less than $1.00 (such issuances, individually and collectively, a "DILUTIVE ISSUANCE"), as adjusted hereunder, then the Exercise Price shall be reduced in accordance with the following formula:

                                           X =       ((A)(Y)) + ((B)(Z))
                                                      ------------------
                                                              Y + Z

where:                     X =    the new Exercise Price;

                           A = the Exercise Price in effect immediately before the Dilutive Issuance;

                           Y =    the number of shares of Common Stock
                                  outstanding immediately before the Dilutive Issuance, including all shares of Common Stock issuable upon exercise, conversion or exchange
                                  of  Common   Stock

                                  Equivalents outstanding immediately before the Dilutive Issuance, whether or not then exercisable, convertible or exchangeable, but excluding any treasury shares;

                           B =    Base Share Price (as defined in Section 9(c)
                                  (B), (C) and (D) below); and

                           Z = the number of shares of Common Stock issued in the Dilutive Issuance or issuable upon conversion or exercise of Common Stock Equivalents issued in the Dilutive Issuance.

         Such adjustment to the Exercise Price shall be made upon each occurrence of a Dilutive Issuance. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made under this Section 9(c) in respect of an Exempt Issuance (as defined below).

            (B) In the case of the issuance of Common Stock for cash, the Base Share Price shall be deemed to be the amount of cash paid per share therefor.

            (C) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the Base Share Price shall be deemed to be the sum of such cash and the fair value of such consideration as determined by the Board of Directors in good faith irrespective of any accounting treatment, on a per share basis.

            (D) In the case of the issuance of Common Stock Equivalents, the following provisions shall apply for all purposes of this Section 9:

                (i) The  aggregate  maximum  number of  shares  of Common  Stock deliverable upon conversion or exercise of, or in exchange for, any such Common Stock Equivalents shall be deemed to have been issued at the time such Common Stock Equivalents were issued and for a consideration equal to the consideration (for purposes hereof, the Base Share Price), if any, received by the Company for the Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalents; PROVIDED that if the minimum amount of consideration payable to the Company upon the exercise or conversion of Common Stock Equivalents is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of anti-dilution adjustments, the then Base Share Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; PROVIDED FURTHER that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such Common Stock Equivalents is subsequently increased, the then Base Share Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such Common Stock Equivalents.

                (ii) Upon the  expiration  or  termination  of any Common  Stock
            Equivalents,
            the Exercise Price shall be adjusted to reflect the Exercise Price in effect prior to the issuance of such Common Stock Equivalents.

            (E) As used in this Section 9(c), the following terms have the meanings set forth below:

                (i) "COMMON STOCK EQUIVALENTS" means any securities of the Company or the subsidiaries of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                (ii) "EXEMPT ISSUANCE" means the issuance (i) of shares of Common Stock, warrants or options to employees, officers or directors of the Company pursuant to any stock or option plan or restricted stock option, (ii) of securities upon the exercise of, exchange of or conversion of convertible securities, exchangeable securities, options or warrants issued and outstanding on the date of this Warrant, and (iii) of securities issued pursuant to acquisitions or strategic transactions, equipment lease financings or bank credit arrangements, provided any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

            (d) In the case of a Change of Control (as defined below) the Exercise Price will be $1.00 per share, as adjusted hereunder.

            "CHANGE OF CONTROL" means any transaction or series of transactions that result in a Person (as defined below) becoming an "ACQUIRING PERSON" (as defined below).

            The terms "ACQUIRING PERSON", "PERSON" and such other terms referred to therein and referred to in such other terms shall for the purposes of this section 9(d) bear such meanings as ascribed to them below:

            "ACQUIRING PERSON" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become, at any time after September 8, 2006 (the "DESIGNATED DATE") (whether or not such status continues for any period), the Beneficial Owner of shares of Common Stock representing 20% or more of the Common Stock then outstanding, other than as a result of a Permitted Offer, or any Person who or which, on the Designated Date, together with all Affiliates and Associates of such Person, owns in excess of 20% or more of the Common Stock outstanding as of the Designated Date, who or which becomes, at any time after the Designated Date (whether or not such status continues for any period), the Beneficial Owner of additional shares of Common Stock representing 1% or more of the Common Stock then outstanding above that number of shares of Common Stock of which such Person, together with all Affiliates and Associates of such Person, was the Beneficial Owner on the Designated Date, other than as a result of a Permitted Offer. Notwithstanding the foregoing, (A) the term "ACQUIRING PERSON" shall not include (i) the Company, any Subsidiary of the Company, or any employee benefit plan of the Company or any Subsidiary of the Company, or (ii) any Person, which together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 20% or more of the then outstanding Common Stock as a result of the acquisition of shares of Common Stock directly from the Company following the Designated Date (provided, however, that if, after such acquisition, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional shares of Common Stock in an acquisition not made directly from the Company, then such Person shall be deemed an Acquiring Person), or (iii) any Person, which together with all Affiliates and Associates of such Person, owns in excess of 20% or more of the Common Stock outstanding as of the Designated Date, shall become the Beneficial Owner of an additional 1% or more of the then outstanding Common Stock as a result of the acquisition of shares of Common Stock directly from the Company following the date hereof (provided, however, that if, after such acquisition, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional shares of Common Stock in an acquisition not made directly from the Company, then such Person shall be deemed an Acquiring Person) and (B) no Person shall be deemed to be an "ACQUIRING PERSON" either (X) as a result of the acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person; except that if (i) a Person would become an Acquiring Person (but for the operation of this subclause
(X)) as a result of the acquisition of shares of Common Stock by the Company, and (ii) after such share acquisition by the Company, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional shares of Common Stock, then such Person shall be deemed an Acquiring Person, or (Y) if (x) (i) such Person, or an Affiliate or Associate of such Person inadvertently becomes the Beneficial Owner of 20% or more of the outstanding Common Stock, (ii) within eight days thereafter such Person notifies the Board of Directors of the Company that such Person did so inadvertently, and
(iii) within two days after such notification, such Person is the Beneficial Owner of less than 20% of the outstanding Common Stock, or (y) (i) such Person, together with all Affiliates and Associates of such Person, that owns in excess of 20% or more of the Common Stock outstanding as of the Designated Date, shall inadvertently become the Beneficial Owner of an additional 1% or more of the then outstanding Common Stock, (ii) within eight days thereafter such Person notifies the Board of Directors that such Person did so inadvertently, and (iii) within two days after such notification, such Person is the Beneficial Owner of less than that number of share of Common Stock held as of the Designated Date plus 1% of the then outstanding Common Stock.

            "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT").

            A Person shall be deemed the "BENEFICIAL OWNER" of, and shall be deemed to have acquired "beneficial ownership" of, or to "beneficially own", any securities (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as of the Designated Date; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights, as defined herein), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by, or on behalf of, such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement, or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement, or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company.

            Notwithstanding anything in this definition of "BENEFICIAL OWNER" to the contrary, the phrase "THEN OUTSTANDING", when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

            "COMMON STOCK," when used with reference to the Company, shall mean the Company's common stock, par value $0.001 per share, and any other class or classes or series of common stock of the Company resulting from any subdivision, combination, recapitalization, or reclassification of shares of such common stock. "COMMON STOCK" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first mentioned Person.

            "PERMITTED OFFER" shall mean a tender or exchange offer or other offer which is for all outstanding Common Stock at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Directors of the Company who are not officers of the Company and who are not (or would not be, if the offer were consummated) Acquiring Persons or Affiliates, Associates, nominees, or representatives of an Acquiring Person, to be adequate and otherwise in the best interest of the Company and its stockholders (other than the Person or any Affiliate or Associate thereof on whose basis the offer is being made). In determining whether an offer is adequate or in the best interests of the Company and its stockholders, the Board of Directors of the Company may take into account all factors that it deems relevant including, without limitation, (1) the consideration being offered in the proposal in relation to the Board's estimate of: (i) the current value of the Company in a freely negotiated sale of either the Company by merger, consolidation, or otherwise, or all or substantially all of the Company's assets, (ii) the current value of the Company if orderly liquidated, and (iii) the future value of the Company over a period of years as an independent entity discounted to current value; (2) then existing political, economic, and other factors bearing on security prices generally or the current market value of the Company's securities in particular; (3) whether the proposal might violate federal, state, or local laws; (4) the financial conditions and earnings prospects of the person making the proposal, including the person's ability to service its debt and other existing or likely financial obligations; and (5) the competence, experience, and integrity of the person making the acquisition proposal.

            "PERSON" shall mean any individual, firm, partnership, corporation, trust, association, joint venture, or other entity, and shall include any successor (by merger or otherwise) of such entity. Notwithstanding anything herein to the contrary, when two or more Persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of shares of Common Stock or other securities of the Company, such partnership, limited partnership, syndicate, or group shall be deemed a "PERSON" for the purposes of this Agreement.

            "RIGHTS" shall mean the rights to purchase shares of Common Stock authorized by the Board of Directors of the Company after September __, 2006.

            "SUBSIDIARY" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

            (e) When any adjustment is required to be made in the Exercise Price pursuant to subsections 9(a), 9(b), 9(c) or 9(d), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to product of the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.


            (f) Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 9(a), (b), (c) or (d), the Company at its expense shall, as promptly as reasonably practicable but in any event not later than fifteen (15) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 15 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number and class or series of Warrant Shares and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

            (g) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (h) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share, as determined pursuant to subsection 1(b) above.

            10. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


            11. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like date, tenor and denomination , in lieu of such Warrant or stock certificate

            12. (a) The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                (b) No provision hereof, in the absence of affirmative action by Holder to Warrant Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

            13. Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

            14. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                           if to the Company:

                           2575 East Camelback Road
                           Suite 450
                           Phoenix, Arizona 85016
                           Attention: Ronald H. Lane Ph.D.
                           Telecopy: (602) 508-0115

                           if to the Holder:

                           As set forth in the Warrant Register of the Company.

            The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication mailed to the Holder shall be mailed by first class mail or other equivalent means at such Holder's address and shall be sufficiently given to such Holder if so mailed within the time prescribed.

            15. The Company and the Holder may from time to time supplement, modify or amend this Warrant, except, this Warrant may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holder.

            16. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

            17. The Company shall not merge or consolidate with or into any other entity unless the entity resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Holder and executed and delivered to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

            18. The validity, interpretation and performance of this warrant shall be governed by the laws of the State of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law (other than the N.Y. Gen. Oblig. L. ss.5-1401 and ss.5-1402). Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case sitting in the Borough of Manhattan, City of New York, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this letter agreement. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            19. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

            20. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

            21. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

            22. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, the Holder shall be entitled to the benefits of the registration rights set forth in that certain Subscription Agreement between the Company and the Holder with respect to the Warrant Shares.

            23. In any action or proceeding brought to enforce any provision of this Warrant, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            24. Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Warrant on or prior to the end of the Exercise Period. The parties agree to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

            25. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

Dated: __________, 2007

                                                 SYNOVICS PHARMACEUTICALS, INC.

                                                 BY: ___________________________
                                                     NAME:
                                                     TITLE:
[Seal]

----------------------
Secretary

EXHIBIT I
                              ELECTION TO PURCHASE

                  The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:
                           -----------------------------------------------------
                           (Name)

                           -----------------------------------------------------
                           (Address, Including Zip Code)

                           -----------------------------------------------------
                           (Social Security or Tax Identification Number)

DELIVER TO:
                           -----------------------------------------------------
                           (Name)

                           -----------------------------------------------------
                           (Address, Including Zip Code)

                  In payment of the purchase  price with respect to this Warrant
exercised,  the undersigned hereby tenders payment of $     by (i) certified or
bank cashiers check payable to the order of the Company [ ]; or (ii) a wire transfer of such funds to an account designated by the Company [ ] (CHECK APPLICABLE BOX). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:
                            ----------------------------------------------------
                            (Please Print)



Address:
           -------------------------------------------------------

           -------------------------------------------------------


Signature:                                     DATED:                    , 200__
           ------------------------------             -------------------
(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)


Signature Guaranteed:
                       ------------------------------------------------

EXHIBIT II
                          NOTICE TO EXERCISE (CASHLESS)


                  The undersigned Holder ___________________, pursuant to the provisions of the Warrant, hereby elects to exchange its Warrant, in whole or in part, as appropriate, for ______ shares of Common Stock or other securities issuable upon the exercise of said Warrants of the Company pursuant to the cashless exercise provisions of Section 1(c) of the Warrant and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:
                           -----------------------------------------------------
                           (Name)

                           -----------------------------------------------------
                           (Address, Including Zip Code)

                           -----------------------------------------------------
                           (Social Security or Tax Identification Number)

DELIVER TO:
                           -----------------------------------------------------
                           (Name)

                           -----------------------------------------------------
                           (Address, Including Zip Code)

                  If the number of Warrant Shares hereby exchanged is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exchanged to be issued and delivered as set forth below:

Name of Holder or Assignee:
                             --------------------------------------------
                             (Please Print)



Address:
          ------------------------------------------------------------------

          ------------------------------------------------------------------


Signature:                                     DATED:                    , 200__
           -------------------------------            -------------------
(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:
                       ------------------------------------------------

EXHIBIT III

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrant Shares set forth below:



                                                                    TAXPAYER
                                              NUMBER OF          IDENTIFICATION
NAME OF ASSIGNEE       ADDRESS             WARRANT SHARES            NUMBER
----------------       -------             --------------            ------



and does hereby irrevocably constitute and appoint ___________________, Attorney, to make such transfer on the Warrant Register maintained at the principal office of the Company with full power of substitution in the premises.

Dated: ____________________________________200__      __________________________
       Signature
(Signature must conform in all respects to name of holder as specified on the face of this Warrant).



Signature Guaranteed:

--------------------------------------------------------------------------------